EXECUTION COPY


       TENTH AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT
       --------------------------------------------------

          THIS TENTH AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT (this "Amendment"), dated as of June 25, 1997, is by and among
       ---------
KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the "Company"), KAISER ALUMINUM CORPORATION, a Delaware
      -------
corporation (the "Parent Guarantor"), the various financial
                  -----------------
institutions that are or may from time to time become parties to the Credit Agreement referred to below (collectively, the "Lenders" and, individually, a "Lender"), and BANKAMERICA
 -------                        -------
BUSINESS CREDIT, INC., a Delaware corporation, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") for the Lenders. Capitalized terms used,
               -----
but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                       W I T N E S S E T H:

          WHEREAS, the Company, the Parent Guarantor, the Lenders and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgement, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, and the Ninth Amendment to Credit Agreement, dated as of April 21, 1997 (the "Credit Agreement");
 ----------------

          WHEREAS, National Westminster Bank, PLC, a Lender (the
"Assigning Lender"), wishes to assign to the Lenders its
 ----------------
outstanding Credit Extensions and Commitments under the Credit
Agreement as of the date hereof; and

          WHEREAS, the Company has requested that Lenders amend certain provisions of the Credit Agreement in order to permit, among other things, the acquisition by a Subsidiary of the Company of the Bellwood extrusion plant and related assets;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendments to Credit Agreement.
                      ------------------------------

     A.   Amendments to Article I: Definitions.
          -------------------------------------

          1.   Section 1.1 of the Credit Agreement is hereby
               ------------
amended by adding the following definition in the appropriate alphabetical order:

          "Kaiser Bellwood" means Kaiser Bellwood Corporation, a
           ----------------
corporation organized under the laws of Delaware."

          2.   The definition of "Borrowing Base" contained in
                                  ---------------
Section 1.1 of the Credit Agreement is hereby amended by (i)
-----------
adding the phrase ", Kaiser Bellwood" after the word "Company" the first time it appears in clause (c) thereof; and (ii) adding
                             ----------
the phrase "and Kaiser Bellwood" after the word "Company" each time it appears in clause (ii) of the first proviso contained
                   ------------
therein and in the second proviso contained therein.

          3.   The definition of "Eligible Account" contained in
                                  -----------------
Section 1.1 of the Credit Agreement is hereby amended by (i)
-----------
adding the phrase ", Kaiser Bellwood" after the word "Company" the first time it appears therein, in clause (a) thereof and in
                                      ----------
clauses (g), (i), (n) and (t) thereof; (ii) adding the phrase ",
------- ---- ---- ---     ----
Kaiser Bellwood's" after the phrase "Company's" in clause (a)
                                                   ----------
thereof; and (iii) adding the phrase "or Kaiser Bellwood" after the word "Company" each time it appears in clause (c) thereof.
                                           -----------

          4.   The definition of "Eligible Inventory" contained
                                  -------------------
in Section 1.1 of the Credit Agreement is hereby amended by (i)
   ------------
adding the phrase "or Kaiser Bellwood" after the word "Company" the first time it appears therein, in clause (b) thereof and in
                                      ----------
clause (d) thereof; and (ii) adding the phrase "or Kaiser
----------
Bellwood's" after the word "Company's" the first time it appears therein and in clause (b) thereof.
               ----------

          5.   The definition of "Inventory" contained in Section
                                  ---------              --------
1.1 of the Credit Agreement is hereby amended by adding the
----
phrase "or Kaiser Bellwood's" after the word "Company's" therein.


          6.   The definition of "Product Swap" contained in
                                  ------------
Section 1.1 of the Credit Agreement is hereby amended by adding
-----------
the phrase ", Kaiser Bellwood" after the word "Company" each time it appears therein.


          7.   The definition of "Progress Billing" contained in
                                  ----------------
Section 1.1 of the Credit Agreement is hereby amended by adding
-----------
the phrase ", Kaiser Bellwood" after the word "Company" therein.


          8.   The definition of "Tolling Inventory" contained in
                                 ------------------
Section 1.1 of the Credit Agreement is hereby amended by adding
-----------
the phrase "or Kaiser Bellwood" after the word "Company" each time it appears therein.

     B.   Amendments to Article II:  Commitments and Borrowing
          -----------------------------------------------------
Procedures.
----------

          1.   Section 2.1.4 of the Credit Agreement is hereby
               --------------
amended by (i) adding the phrase ", Kaiser Bellwood" after the word "Company" the second and fourth time it appears in the final paragraph thereof; and (ii) adding the phrase "and Kaiser Bellwood" after the word "Company" the third time it appears in the final paragraph thereof.

     C.   Amendments to Article IX:  Covenants.
          ------------------------------------

          1.   Section 9.1.5 of the Credit Agreement is hereby
               -------------
amended by (i) adding the phrase "and Kaiser Bellwood" after the word "KAII" in the second sentence of clause (a) thereof and the second time it appears in clause (b) thereof; (ii) adding the
                          ----------
phrase ", Kaiser Bellwood's" after the word "Company's" the first, second, third, fourth, sixth and seventh times it appears in clause (b) thereof; (iii) adding the phrase "Kaiser Bellwood,"
   ----------
after the phrase "Company," the second time it appears in clause
                                                          -------
(b) thereof; and (iv) adding the phrase ", Kaiser Bellwood" after
---
the word "Company" the fourth and fifth times it appears in
clause (b) thereof.
----------

          2.   Section 9.1.9 of the Credit Agreement is hereby
               --------------
amended by (i) adding the phrase "and Kaiser Bellwood" after the word "KAII" each time it appears therein and after the word "Company" in the first clauses (d) and (e) thereof and the second
                      ------------    ----
clause (c) thereof; and (ii) adding the phrase ", Kaiser
----------
Bellwood's" after the word "Company's" contained therein.

          3.   Clause (b)(i) of Section 9.2.2 of the Credit
               -------------    -------------
Agreement is hereby amended to read in its entirety as follows:

               "(i) Indebtedness of the Company in respect of (A) the Senior Debt, (B) the New Senior Debt, provided that (1)
                                               --------
     the aggregate principal amount thereof does not exceed $200,000,000, (2) such Indebtedness is unsecured, (3) such Indebtedness is issued on or prior to February 1, 1997, (4) such Indebtedness does not mature prior to February 15, 2002 and (5) the New Senior Indenture is substantially in the form of the Senior Indenture and (C) the Additional New Senior Debt, provided that (1) the aggregate principal
                  --------
     amount thereof does not exceed $50,000,000, (2) such Indebtedness is unsecured, (3) such Indebtedness is issued on or prior to March 1, 1997, (4) such Indebtedness does not mature prior to February 15, 2002 and (5) the Additional New Senior Indentures are substantially in the form of the New Senior Indenture; and Contingent Obligations of AJI, KJC, KFC, KAAC, KMH, KSM, Texas Holdings,

     Texas Sierra and Kaiser Bellwood as a 'Subsidiary Guarantor' (under and as defined in the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures and the Subordinated Indenture) in respect of the Senior Debt, the New Senior Debt, the Additional New Senior Debt and the Subordinated Debt, respectively;"

          4.   Section 9.2.2 of the Credit Agreement is hereby
               -------------
amended by adding the phrase ", Kaiser Bellwood" after the term
"KJC" in clause (b)(xi) therein.

          5.   Section 9.2.2 of the Credit Agreement is hereby
               -------------
further amended by adding the following to the end of clause
                                                      -------
(b)(xvii) thereof:
---------

      "; and provided, further, that Indebtedness of Kaiser
             --------- --------
Bellwood incurred pursuant to this Section 9.2.2(b)(xvii) shall
                                   ----------------------
not exceed $10,000,000 at any time outstanding and shall be incurred solely for the purpose of making Capital Expenditures"

          6.   Clause (c) of Section 9.2.13 of the Credit
               ----------    --------------
Agreement is hereby amended by adding the phrase "Kaiser
Bellwood," after the phrase "Texas Sierra," in the parenthetical contained therein.

     D.   Amendments to Signature Pages.
          -----------------------------

          The Credit Agreement is hereby amended to delete the Assigning Lender as a Lender thereunder. Subject to the last paragraph of this Section D, the Percentages set forth opposite the Lenders' names on the signature pages of the Credit Agreement are hereby amended to read as follows:

          BankAmerica Business Credit, Inc.            29.011%
          Congress Financial Corporation               27.768%
          La Salle National Bank                       05.231%
          CIT Group/Business Credit, Inc.              06.769%
          Transamerica Business Credit Corporation 07.362% Bank of America National Trust and
               Savings Association                     09.090%
          Heller Financial, Inc.                       09.538%
          ABN Amro N.V.                                05.231%

          Subject to the last paragraph of this Section D, the Agent is hereby directed to pay all interest and fees accrued to and excluding the Tenth Amendment Effective Date (as defined below) on the Assigned Portion (as defined below) to the Assigning Lender and to pay all interest and fees accrued from and including the Tenth Amendment Effective Date on the Assigned Portion to the Lenders in accordance with their respective shares of the Assigned Portion.


          Effective on the Tenth Amendment Effective Date and notwithstanding anything to the contrary contained in Section 5.4
                                                     ------------
of the Credit Agreement, each Lender shall be deemed to hold an undivided interest and participation, to the extent of such Lender's Percentage as reflected above, in all Letters of Credit and the Company's Reimbursement Obligations with respect thereto outstanding as of such date.

          Subject to the last paragraph of this Section D, on the Tenth Amendment Effective Date each Lender whose Percentage is increased pursuant to this Amendment shall make a payment to the Agent in a amount equal to the amount of such increase multiplied by the amount of all then outstanding Loans, and the Agent shall distribute such payments to the Assigning Lender.

          Anything contained in this Agreement or the other Loan Documents to the contrary notwithstanding, each Lender's Percentage interest in any LIBO Rate Loan outstanding on the Tenth Amendment Effective Date shall remain unchanged for all purposes under the Loan Documents until the date of expiration of the Interest Period in effect as of the Tenth Amendment Effective Date with respect to such LIBO Rate Loan, at which time (i) all payments of interest and principal, if any, made on such date in respect of such LIBO Rate Loan shall be distributed to Lenders in accordance with such unchanged Percentages and (ii) in the event such LIBO Rate Loan is to remain outstanding for an additional Interest Period commencing on such date or is to be converted to a Reference Rate Loan on such date, Lenders shall make such payments, and the Agent shall distribute such payments to the Assigning Lender, on such date.

          Section 2.  Assignment.
                      -----------

          Subject to the last paragraph of Section D above, the Assigning Lender hereby assigns, delegates, transfers, conveys and delivers, and the Lenders agree to accept the assignment, delegation, transfer, conveyance and delivery of, all of the Assigning Lender's right, title and interest in and to the Assigning Lender's outstanding Credit Extensions and Commitments under the Credit Agreement as of the Tenth Amendment Effective Date (the "Assigned Portion"). Subject to the last paragraph of
           -----------------
Section D above, the Assigning Lender hereby acknowledges that, from and after the Tenth Amendment Effective Date, the Assigning Lender is no longer a Lender for purposes of the Credit Agreement and, other than as set forth in Section 12.5 of the Credit
                                -------------
Agreement, the rights and obligations of the Assigning Lender
under the Credit Agreement are terminated.   The Assigning Lender
shall pay to the Agent a processing fee in the amount of $3,500 pursuant to subsection 12.11.1 of the Credit Agreement.


          Section 3.  Supplements to Collateral Documents.
                      ------------------------------------

          The parties agree that, as of the Tenth Amendment Effective Date, (i) the Subsidiary Security Agreement shall be supplemented as set forth in Exhibit A hereto, (ii) the Subsidiary Guaranty shall be supplemented as set forth in Exhibit B hereto, and (iii) the Subsidiary Pledge Agreement shall be supplemented as set forth in Exhibit C hereto. The Required Lenders hereby approve the forms of such supplements, and hereby authorize the Agent on their behalf to accept from Kaiser Bellwood and authorize the Agent to execute and deliver as Agent such supplements in substantially the forms of such Exhibits A, B and C with such changes, additions or deletions as the Agent, in its sole and absolute discretion, may approve.

          Section 4.  Consent of Lenders.
                      -------------------

          The Lenders hereby consent to the execution and delivery of a supplement to the Senior Indenture, a supplement to the New Senior Indenture, a supplement to the Additional New Senior Indentures and a supplement to the Subordinated Indenture, in form and substance satisfactory to the Agent in its sole and absolute discretion, for the purpose of adding Kaiser Bellwood as a "Subsidiary Guarantor" (under and as defined in the Senior Indenture, New Senior Indenture, Additional New Senior Indentures and Subordinated Indenture).

          Section 5.  Conditions to Effectiveness.
                      ----------------------------

          This Amendment shall become effective as of the date hereof only when the following conditions shall have been satisfied and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company and each Lender (the date of satisfaction of such conditions and the giving of such notice being referred to herein as the "Tenth Amendment Effective
                                 --------------------------
Date"):
-----

          A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent Guarantor, the Company, the Agent and the Required Lenders (or notice of the approval of this Amendment by the Required Lenders satisfactory to the Agent shall have been received by the Agent), together with a Pledge Amendment to the Company Pledge Agreement, dated as of June 25, 1997, with respect to the stock of Kaiser Bellwood (the "Pledge Amendment") duly executed on behalf of the
               -----------------
Company.

          B.   The Agent shall have received:

               1. Resolutions of the Board of Directors or of the Executive Committee of the Board of Directors of the Company and the Parent Guarantor approving and authorizing the execution, delivery and performance of this Amendment, and, as to the Company, the Pledge Amendment, certified by their respective corporate secretaries or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be.

               2. A signature and incumbency certificate of the officers of the Company and the Parent Guarantor executing this Amendment, and, as to the Company, the Pledge Amendment.

               3. Copies of the Intercompany Demand Note issued in favor of KFC by Kaiser Bellwood (the "New Intercompany Demand
                                         ------------------------
Note"), in substantially the form of Exhibit O-4 to the Credit
-----                                ------------
Agreement, with such changes, additions and deletions as the Agent shall approve in its sole and absolute discretion.

               4.   Copies of the Supplement to Subsidiary
Security Agreement, dated as of June 25, 1997, between Kaiser Bellwood and the Agent (the "Subsidiary Security Supplement")
                             -------------------------------
duly executed on behalf of Kaiser Bellwood and the Agent.

               5.   Copies of the Supplement to Subsidiary
Guaranty, dated as of June 25, 1997, by and between Kaiser Bellwood and the Agent (the "Subsidiary Guaranty Supplement")
                             -------------------------------
duly executed on behalf of Kaiser Bellwood and the Agent.

               6.   Copies of the Supplement to Subsidiary Pledge
Agreement, dated as of June 25, 1997, by and between Kaiser
Bellwood and the Agent (the "Subsidiary Pledge Supplement") duly
                             -----------------------------
executed on behalf of Kaiser Bellwood and the Agent.

               7.   Certified copies of the Certificate of
Incorporation of Kaiser Bellwood.

               8. Copies of the Bylaws of Kaiser Bellwood, certified as of the date of delivery to the Agent by its corporate secretary or an assistant secretary or other authorized representative.

               9. Resolutions of the Board of Directors of Kaiser Bellwood approving and authorizing the execution, delivery and performance of the Subsidiary Guaranty Supplement, the Subsidiary Pledge Supplement, the Subsidiary Security Supplement and the New Intercompany Demand Note, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution thereof by Kaiser Bellwood.

               10. A signature and incumbency certificate of the officers of Kaiser Bellwood executing the Subsidiary Guaranty
Supplement, the Subsidiary Pledge Supplement, the Subsidiary
Security Supplement and the New Intercompany Demand Note.


               11. Duly executed financing statements (Form UCC-1) naming Kaiser Bellwood as the debtor and the Agent as the secured party, or other similar instruments or documents, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect the security interest of the Agent in the Collateral granted pursuant to the Subsidiary Security Agreement to the extent that perfection may be accomplished by filing under the Uniform Commercial Code in any state in the United States or the District of Columbia.

               12. Stock certificates evidencing 100% of the issued and outstanding shares of capital stock of Kaiser
Bellwood, accompanied by undated stock powers duly executed in blank.

               13.  Copies of a Pledge Amendment to the
Subsidiary Pledge Agreement, dated as of June 25, 1997, with respect to the New Intercompany Demand Note (the "Subsidiary
                                                  -----------
Pledge Amendment") duly executed on behalf of KFC.
----------------

               14. Resolutions of the Board of Directors of KFC approving and authorizing the execution, delivery and performance of the Subsidiary Pledge Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution thereof by KFC.

               15. A signature and incumbency certificate of the officers or other authorized representative of KFC executing the Subsidiary Pledge Amendment.

          C. The Agent shall have received for each Lender an opinion, addressed to the Agent and each Lender, from Kramer, Levin, Naftalis & Frankel, in form and substance satisfactory to the Agent.

          Section 6.  Assigning Lender's Representation and
                      --------------------------------------
Warranty.
---------

          In order to induce the Company, Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, the Assigning Lender represents and warrants to the Company, each Lender and the Agent that, prior to the Tenth Amendment Effective Date, the Assigning Lender has not assigned, delegated, transferred, conveyed or delivered any part of the Assigned Portion.

          Section 7.  Company's Representations and Warranties.
                      -----------------------------------------

          In order to induce the Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, the Parent
Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the Tenth Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ----------------------------
delivery of this Amendment by the Company and the Parent Guarantor and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") by the Company and
                        ------------------
the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company and the Parent Guarantor, as the case may be.

          B.   No Conflict.  The execution and delivery by the
               ------------
Company and the Parent Guarantor of this Amendment and the performance by the Company and the Parent Guarantor of the Amended Agreement do not:

               1.   contravene such Obligor's Organic Documents;

               2. contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries; or

               3.   result in, or require the creation or
imposition of, any Lien on any of such Obligor's properties or any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               -------------------
executed and delivered by the Company and the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company and the Parent Guarantor, enforceable against the Company and the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Amendment by the Company or the Parent
Guarantor.

          E.   Incorporation of Representations and Warranties
               ------------------------------------------------
from Credit Agreement.  Each of the statements set forth in
----------------------
Section 7.2.1 of the Credit Agreement is true and correct.
-------------

          Section 8.  Acknowledgement and Consent.
                      ---------------------------

          The Company is a party to the Company Collateral Documents, in each case as amended through the date hereof, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the date hereof, pursuant to which the Parent Guarantor has created Liens in favor of the Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the date hereof, pursuant to which such Subsidiaries have (i) guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit
                                                         -------
Support Parties", and the Company Collateral Documents, the
----------------
Parent Collateral Documents, the Subsidiary Guaranty and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".
               -------------------------

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement as amended by this Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof pursuant to this Amendment and the amendment of the other Loan Documents effected as of the date hereof.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

          Each Credit Support Party (other than the Company and the Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


          Section 9.  Miscellaneous.
                      --------------

          A.   Reference to and Effect on the Credit Agreement
               ------------------------------------------------
               and the Other Loan Documents.
               -----------------------------

               1. On and after the Tenth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               2.   Except as specifically amended by this
Amendment and the amendments to the other Loan Documents executed as of the date hereof, the Credit Agreement and the other Loan
Documents shall remain in full force and effect and are hereby ratified and confirmed.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               ---------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Amendment may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION        KAISER ALUMINUM & CHEMICAL
                                        CORPORATION

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

BANKAMERICA BUSINESS CREDIT, INC.  BANKAMERICA BUSINESS CREDIT,
                                   INC., as Agent

By:/s/Michael J. Jasaitis        By:/s/Michael J. Jasaitis
   ----------------------           ------------------------
Name Printed: Michael J. Jasaitis Name Printed: Michael J. Jasaitis
Its: Vice President               Its: Vice President

BANK OF AMERICA NATIONAL           THE CIT GROUP/BUSINESS
TRUST AND SAVINGS ASSOCIATION      CREDIT, INC.

By:/s/James P. Johnson             By:/s/Timothy S. Culver
       ------------------             -----------------------
Name Printed:James P. Johnson      Name Printed:Timothy S. Culver
Its: Managing Director             Its: Assistant Vice President


CONGRESS FINANCIAL CORPORATION     HELLER FINANCIAL, INC.
(WESTERN)

By:/s/Kristine Metchikian          By:/s/Tara Hopkins
    --------------------------        -----------------------
Name Printed:Kristine Metchikian   Name Printed: Tara Hopkins
Its: Vice President                Its: Assistant Vice President

LA SALLE NATIONAL BANK             NATIONAL WESTMINSTER BANK
                                   PLC

By:/s/Douglas C. Collath           By:/s/Ian M. Plester
   ----------------------             ----------------------
Name Printed: Douglas C. Collath   Name Printed:Ian M. Plester
Its: First Vice President          Its: Vice President


TRANSAMERICA BUSINESS CREDIT       ABN AMRO BANK N.V.
CORPORATION

By:/s/Matthew N. McAlpine          By: /s/L.T. Osborne
   ----------------------             ----------------------
Name Printed:Matthew N. McAlpine   Name Printed:L.T. Osborne
Its: Vice President                Its: Group Vice President

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                   INVESTMENT, INC.

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINUM PROPERTIES, INC.   KAISER ALUMINUM TECHNICAL
                                   SERVICES, INC.

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                        INTERNATIONAL, INC.

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINA AUSTRALIA      KAISER FINANCE CORPORATION
CORPORATION

By:/s/Karen A. Twitchell      By:/s/Karen A. Twitchell
   ----------------------             ----------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

ALPART JAMAICA INC.                KAISER JAMAICA CORPORATION

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------             ----------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


KAISER BAUXITE COMPANY             KAISER EXPORT COMPANY

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
LLC                                HOLDINGS, LLC

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


                            EXHIBIT A

           SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT
           --------------------------------------------


          THIS SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT (this "Supplement"), dated as of June 25, 1997, is by and between
 ----------
Kaiser Bellwood Corporation, a Delaware corporation, (the "New
                                                           ----
Kaiser Subsidiary"), and BankAmerica Business Credit, Inc., a
-----------------
Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined,
               -----
herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Tenth Amendment.

                       W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           --------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                          ----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 --------                       -------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, and the Ninth Amendment to Credit Agreement, dated as of April 21, 1997 (the "Credit Agreement"); and
                                 -----------------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Tenth
Amendment to Credit Agreement (the "Tenth Amendment"); and
                                    ---------------

          WHEREAS, the New Kaiser Subsidiary is required as a condition to the effectiveness of the Tenth Amendment to execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;


          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.
                      ----------------------------------

          On and after the Tenth Amendment Effective Date (as defined in the Tenth Amendment), the New Kaiser Subsidiary shall be a party to the Subsidiary Security Agreement and the terms "Kaiser Subsidiary" and "Kaiser Subsidiaries" (as used in the Subsidiary Security Agreement) shall include and also be a reference to the New Kaiser Subsidiary. Schedules I through VI of the Subsidiary Security Agreement are hereby supplemented to include the information set forth on Schedules I through VI hereto with respect to the New Kaiser Subsidiary.

          Section 2.  Kaiser Subsidiary's Representations and
                      ----------------------------------------
Warranties.
-----------

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Kaiser Subsidiary to each Lender and the Agent that, as of the Tenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ----------------------------
delivery of this Supplement by such Kaiser Subsidiary and the performance of the Subsidiary Security Agreement as supplemented by this Supplement (the "Supplemented Agreement") by such Kaiser
                         -----------------------
Subsidiary are within such Kaiser Subsidiary's corporate powers and have been duly authorized by all necessary corporate action on the part of such Kaiser Subsidiary.

          B.   No Conflict.  The execution and delivery by such
               ------------
Kaiser Subsidiary of this Supplement and the performance by such Kaiser Subsidiary of the Supplemented Agreement do not:

               (1)  contravene such Kaiser Subsidiary's Organic
Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Kaiser Subsidiary or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Kaiser Subsidiary's properties, other than pursuant to the Loan Documents.


          C.   Binding Obligation.  This Supplement has been duly
               ------------------
executed and delivered by such Kaiser Subsidiary and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Kaiser Subsidiary, enforceable against such Kaiser Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ----------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Kaiser Subsidiary, other than the filing of appropriate financing statements.

          Section 4.  Miscellaneous.
                      --------------

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
               ---------------
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B.   Headings.  The various headings of this Supplement
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C.   Counterparts.  This Supplement may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D.   Severability.  Any provision of this Supplement
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.


          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER BELLWOOD CORPORATION
INC., as Agent


By:                                By:
   ----------------------             ----------------------
Name:Michael J. Jasaitis                Name: Karen A. Twitchell
Its: Vice President                     Its: Treasurer


ACKNOWLEDGED AND AGREED TO:


AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                   INVESTMENT, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINUM PROPERTIES, INC.   KAISER ALUMINUM TECHNICAL
                                   SERVICES, INC.

By:                              By:
   -----------------------            -----------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                        INTERNATIONAL, INC.

By:                              By:
   ----------------------             -----------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


KAISER ALUMINA AUSTRALIA      KAISER FINANCE CORPORATION
CORPORATION

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


KAISER TEXAS SIERRA MICROMILLS, LLC     KAISER TEXAS MICROMILL
                                         HOLDINGS, LLC

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


         Supplement to the Subsidiary Security Agreement
         -----------------------------------------------

                            Schedule I

          U.S. Trademarks, Trade Names and Service Marks

          As of the Tenth Amendment Effective Date, there are no Trademarks registered in the name of the New
     Kaiser Subsidiary in the United States Patent and
     Trademark Office.

         Supplement to the Subsidiary Security Agreement
         ------------------------------------------------

                           Schedule II

                           U.S. Patents

          As of the Tenth Amendment Effective Date, there are no Patents registered in the name of the New Kaiser
     Subsidiary in the United States Patent and Trademark
     Office.

         Supplement to the Subsidiary Security Agreement
         -----------------------------------------------

                           Schedule III

                      Location of Collateral


          The chief place of business and the chief executive office of the New Kaiser Subsidiary as of the Tenth Amendment Effective Date is, and for the four-month period immediately preceding such date (or such shorter time as such New Kaiser Subsidiary has been organized) has been, located at 6177 Sunol Boulevard, Pleasanton, California 94566-7769 or 5847 San Felipe, Suite 2600, Houston, Texas 77057-3010.

          As of the Tenth Amendment Effective Date, all of the current books and records located in the United States of the New Kaiser Subsidiary, including its records regarding any Accounts and contracts relating to any Accounts and all originals, if any, of Chattel Paper and Documents (including all Documents covering any Goods of such New Kaiser Subsidiary), and all of the New Kaiser Subsidiary's other books and records, contracts, Chattel Paper, Equipment, Documents, Inventory, and other Goods located in the United States (excluding such books and records, Documents, Equipment, contracts, Chattel Paper, Inventory, or other Goods which are in transit or which are otherwise temporarily off such premises in the ordinary course of such New Kaiser Subsidiary's business) are located at:


          6177 SUNOL BOULEVARD
          PLEASANTON, CALIFORNIA 94566-7769
          (ALAMEDA COUNTY)

          5847 SAN FELIPE
          SUITE 2600
          HOUSTON, TEXAS 77057-3010
          (HARRIS COUNTY)

          1901 REYMET ROAD
          RICHMOND, VIRGINIA 23237

          6601 WEST BROAD STREET
          RICHMOND, VIRGINIA 23230

          401 MADRID AVENUE
          TORRANCE, CALIFORNIA 90509
          (LOS ANGELES COUNTY)

          Supplement to the Subsidiary Security Agreement
         ------------------------------------------------

                           Schedule IV

               Third Party Locations of Collateral

     As of the Tenth Amendment Effective Date, Collateral of the
New Kaiser Subsidiary may be located at the following third party locations:

          CNC MACHINING
          515 HULL STREET
          RICHMOND, VIRGINIA 23224

          B & B ELECTROPLATING
          400 MCGEE WAY
          BELTON, SOUTH CAROLINA 29627
          (ANDERSON COUNTY)

          ROBIN INDUSTRIES
          1265 WEST 65TH STREET
          CLEVELAND, OHIO 44102
          (CUYAHOGA COUNTY)

          WASHINGTON ALUMINUM
          1330 KNECHT AVE.
          BALTIMORE, MARYLAND 21226
          (BALTIMORE COUNTY)

          AEROTEC INC.
          9505 JEFFERSON DAVIE HWY.
          RICHMOND, VIRGINIA 23237

          IMCO RECYCLING INC.
          388 WILLIAMSON DRIVE
          LOUDON, TN 37774
          (LOUDON COUNTY)

          MUELLER IMPACTS CO.
          2409 WILLS STREET
          MARYSVILLE, MI 48040
          (ST. CLAIR COUNTY)


         Supplement to the Subsidiary Security Agreement
         -----------------------------------------------

                            Schedule V

         Deposit and Cash Equivalent Investment Accounts

     As of the Tenth Amendment Effective Date, the New Kaiser Subsidiary has no deposit accounts or accounts for holding Cash Equivalent Investments in the United States. It is anticipated that the New Kaiser Subsidiary will open account no. 79-51868 at Bank of America, 231 South La Salle Street, Chicago, Illinois.


         Supplement to the Subsidiary Security Agreement
         ------------------------------------------------

                           Schedule VI

        List of Trade Names and Fictitious Business Names

No additional information.



                      List of Filing Offices

     Reference is made to Schedule B to the opinion of Kramer, Levin, Naftalis & Frankel, dated June 27, 1997, which Schedule B is incorporated herein by this reference.

                            EXHIBIT B

                SUPPLEMENT TO SUBSIDIARY GUARANTY
                ---------------------------------


          THIS SUPPLEMENT TO SUBSIDIARY GUARANTY (this
"Supplement"), dated as of June 25, 1997, is by and between
 ----------
Kaiser Bellwood Corporation, a Delaware corporation, (the "New
                                                           ----
Kaiser Subsidiary"), and BankAmerica Business Credit, Inc., a
------------------
Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined,
               -----
herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Tenth Amendment.

                       W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           --------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                          -----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 --------                       -------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, and the Ninth Amendment to Credit Agreement, dated as of April 21, 1997; and

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Tenth
Amendment to Credit Agreement (the "Tenth Amendment"); and
                                    ----------------

          WHEREAS, the New Kaiser Subsidiary is required as a condition to the effectiveness of the Tenth Amendment to execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;


          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.
                      -------------------- -------------

          On and after the Tenth Amendment Effective Date (as defined in the Tenth Amendment), the New Kaiser Subsidiary shall be party to the Subsidiary Guaranty and the terms "Guarantor" and "Guarantors" (as used in the Subsidiary Guaranty) shall include and also be a reference to the New Kaiser Subsidiary.

          Section 2.  Guarantors' Representations and Warranties.
                      ------------------------------------------

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Guaranty in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Guarantor to each Lender and the Agent that, as of the Tenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Supplement by such Guarantor and the performance of the Subsidiary Guaranty as supplemented by this Supplement (the "Supplemented Agreement") by such Guarantor are within such
      ----------------------
Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Guarantor.

          B.   No Conflict.  The execution and delivery by such
               -----------
Guarantor of this Supplement and the performance by such Guarantor of the Supplemented Agreement do not:

               (1)  contravene such Guarantor's Organic
Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Guarantor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Guarantor's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Supplement has been duly
               ------------------
executed and delivered by such Guarantor and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ----------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Guarantor.

          Section 3.  Miscellaneous.
                      --------------

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
               ---------------
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B.   Headings.  The various headings of this Supplement
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C.   Counterparts.  This Supplement may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D.   Severability.  Any provision of this Supplement
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.


          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER BELLWOOD CORPORATION
INC., as Agent


By:                                By:
   ---------------------------        ---------------------------
Name:Michael J. Jasaitis                Name: Karen A. Twitchell
Its: Vice President                     Its: Treasurer


ACKNOWLEDGED AND AGREED TO:


AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                   INVESTMENT, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINUM PROPERTIES, INC.   KAISER ALUMINUM TECHNICAL
                                   SERVICES, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                   INTERNATIONAL, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


KAISER ALUMINA AUSTRALIA           KAISER FINANCE CORPORATION
CORPORATION

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

ALPART JAMAICA INC.                KAISER JAMAICA CORPORATION

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
LLC                                HOLDINGS, LLC

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


                            EXHIBIT C

            SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT
            -----------------------------------------


          THIS SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT (this "Supplement"), dated as of June 25, 1997, is by and between
 ----------
Kaiser Bellwood Corporation, a Delaware corporation,(the "New
                                                          ----
Kaiser Subsidiary"), and BankAmerica Business Credit, Inc., a
------------------
Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined,
               -----
herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Tenth Amendment.

                       W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           --------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                         -----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 --------                       -------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, and the Ninth Amendment to Credit Agreement, dated as of April 21, 1997; and

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Tenth
Amendment to Credit Agreement (the "Tenth Amendment"); and
                                    ----------------

          WHEREAS, the New Kaiser Subsidiary is required as a condition to the effectiveness of the Tenth Amendment to execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:


          Section 1.  Addition of New Kaiser Subsidiary.
                      ----------------------------------

          On and after the Tenth Amendment Effective Date (as defined in the Tenth Amendment), the New Kaiser Subsidiary shall be a party to the Subsidiary Pledge Agreement and the terms "Pledgor" and "Pledgors" (as used in the Subsidiary Pledge Agreement) shall include and also be a reference to the New Kaiser Subsidiary.

          Section 2.  Pledgor's Representations and Warranties.
                      -----------------------------------------

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Pledgor to each Lender and the Agent that, as of the Tenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ----------------------------
delivery of this Supplement by such Pledgor and the performance of the Subsidiary Pledge Agreement as supplemented by this Supplement (the "Supplemented Agreement") by such Pledgor are
                 -----------------------
within such Pledgor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Pledgor.

          B.   No Conflict.  The execution and delivery by such
               ------------
Pledgor of this Supplement and the performance by such Pledgor of the Supplemented Agreement do not:

               (1)  contravene such Pledgor's Organic Documents;

               (2)  contravene the Senior Indenture, the
Subordinated Indenture, the New Senior Indenture, or the
Additional New Senior Indentures or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Pledgor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Pledgor's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Supplement has been duly
               -------------------
executed and delivered by such Pledgor and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.


          D.   Governmental Approval, Regulation, etc.  No
               ----------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Pledgor.

          Section 3.  Miscellaneous.
                      --------------

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
               ---------------
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B.   Headings.  The various headings of this Supplement
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C.   Counterparts.  This Supplement may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D.   Severability.  Any provision of this Supplement
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER BELLWOOD CORPORATION
INC., as Agent


By:                                By:
   ---------------------------         -------------------------
Name:Michael J. Jasaitis                Name: Karen A. Twitchell
Its: Vice President                     Its: Treasurer

ACKNOWLEDGED AND AGREED TO:


AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                   INVESTMENT, INC.

By:                              By:
   ----------------------           -------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINUM PROPERTIES, INC.   KAISER ALUMINUM TECHNICAL
                                   SERVICES, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                   INTERNATIONAL, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINA AUSTRALIA      KAISER FINANCE CORPORATION
CORPORATION

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS, LLC    KAISER TEXAS MICROMILL
                                         HOLDINGS, LLC

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer